UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2016 (March 3, 2016)

MYOS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-53298	90-0772394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Horsehill Road, Suite 106 Cedar Knolls, New Jersey	07927
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (973) 509-0444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K filed on December 22, 2015 by MYOS Corporation (the “Company”), on December 17, 2015, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with RENS Technology Inc. (the “Purchaser”), pursuant to which the Purchaser agreed to invest $20.25 million in the Company (the “Financing”) in exchange for (i) an aggregate of 3,537,037 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), and (ii) warrants to purchase an aggregate of 884,259 shares of Common Stock (the “Warrants). The Purchaser agreed to purchase the Shares and Warrants in three tranches over twenty-four months. The closing of the Financing was made subject to receipt of stockholder approval of the Financing.

On March 3, 2016, the Company’s stockholders approved the Financing and related proposals at a special meeting of stockholders (the “Special Meeting”) as described in more detail in Item 5.07 below. Later that day, the Company closed the initial tranche of the Financing (the “Initial Closing”), pursuant to which the Purchaser acquired 1,500,000 Shares and 375,000 Warrants (with an exercise price of $7.00 per share) for $5.25 million.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above relating to the issuance of the securities in the Initial Closing is incorporated herein by reference. The issuance of the securities was exempt from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2016, at the Special Meeting, the Company’s stockholders (i) elected Ren Ren, Dr. Robert J. Hariri and Bin Zhou to serve as Class I directors of the Company, (ii) elected Dr. Louis Aronne, Zhengguang Lyu and Christopher Pechock to serve as Class II directors of the Company and (iii) elected K. Bryce Toussaint, Joseph Mannello and Guiying Zhao to serve as Class III directors of the Company. The three Class III directors were elected for one-year terms, expiring at the Company’s first annual meeting following the Initial Closing (expected to be held in the fourth quarter of 2016), the three Class II directors were elected for two-year terms, expiring at the time of the Company’s second annual meeting following the Initial Closing (expected to be held in the fourth quarter of 2017) and the three Class I directors were elected for three-year terms, expiring at the time of the Company’s third annual meeting following the Initial Closing (expected to be held in the fourth quarter of 2018).

On March 3, 2016, in connection with the closing of the Financing, each of Dr. Buzz Aldrin, Dr. Sapna Srivastava, Jack Levine, Victor Mandel and John Nosta resigned as directors of the Company, effective immediately. None of the resignations were a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 8, 2016, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to its Articles of Incorporation (as amended, the “Charter”) with the Secretary of State of the State of Nevada to: (i) increase the number of shares of common stock authorized for issuance from 8,000,000 to 12,000,000 and (ii) classify the membership of the Board of Directors of the Company (the “Board”) into three classes, as nearly equal in number as possible, with one class to be elected annually for staggered three-year terms.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the complete text of the Certificate of Amendment filed hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On March 3, 2016, the Company held the Special Meeting. At the Special Meeting, stockholders (i) approved the Purchase Agreement and the related Financing pursuant to the rules of the NASDAQ Stock Market (the “NASDAQ Proposal”), (ii) approved certain proposed changes to the Charter (the “Charter Amendment Proposals”) and (iii) elected Ren Ren, Dr. Robert J. Hariri and Bin Zhou to serve as Class I directors of the Company, elected Dr. Louis Aronne, Zhengguang Lyu and Christopher Pechock to serve as Class II directors of the Company and elected K. Bryce Toussaint, Joseph Mannello and Guiying Zhao to serve as Class III directors of the Company (the “Director Election Proposal”).

Set forth below are the final voting results for each of the proposals:

Proposal 1 – NASDAQ Proposal

Stockholders were asked to consider and vote upon a proposal to adopt and approve the Purchase Agreement and the transactions contemplated thereby. The voting results were as follows:

Votes For	Votes Against	Abstain
2,031,763	290	1,452

Charter Amendment Proposals

Proposal 2

Stockholders were asked to consider and vote upon a proposed amendment to the Charter to increase the Company’s authorized shares of common stock from 8,000,000 to 12,000,000.The voting results were as follows:

Votes For	Votes Against	Abstain
2,982,425	46,332	1,869

Proposal 3

Stockholders were asked to consider and vote upon a proposed amendment to the Charter to provide for the classification of the Board into three classes of directors with staggered three-year terms of office. The voting results were as follows:

Votes For	Votes Against	Abstain
1,950,548	80,905	2,052

Proposal 4

Stockholders were asked to consider and vote upon a proposed amendment to the Charter to change the Company’s name. The Company is evaluating its options regarding the name change and the timing thereof. The voting results were as follows:

Votes For	Votes Against	Abstain
3,024,803	3,103	2,723

Proposal 5 – Director Election Proposal

Stockholders were asked to consider and vote upon the election of: (i) Ren Ren, Dr. Robert J. Hariri and Bin Zhou as Class I directors of the Company, (ii) Dr. Louis Aronne, Zhengguang Lyu and Christopher Pechock as Class II directors of the Company and (iii) K. Bryce Toussaint, Joseph Mannello and Guiying Zhao as Class III directors of the Company. The voting results were as follows:

Director	Class	Votes For	Abstain
Ren Ren	I	2,021,519	11,986
Dr. Robert J. Hariri	I	1,893,240	140,265
Bin Zhou	I	2,026,342	7,163
Dr. Louis J. Arrone	II	1,897,663	135,842
Zhengguang Lyu	II	2,022,720	10,785
Christopher Pechock	II	2,021,163	12,342
K. Bryce Toussaint	III	2,023,240	10,265
Joseph Mannello	III	2,027,663	5,842
Guiying Zhao	III	2,027,143	6,362

Item 8.01. Other Events

On March 4, 2016, the Company issued a press release announcing the First Closing. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation, dated March 8, 2016

99.1	Press Release, dated March 4, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYOS CORPORATION

Dated: March 8, 2016	/s/ Joseph C. DosSantos
Name: Joseph C. DosSantos
Title: Chief Financial Officer

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